SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2003

(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release of U S Liquids Inc., dated November 17, 2003.

Item 12. Results of Operations and Financial Condition.

     On November 17, 2003, U S Liquids Inc. issued a press release announcing, among other things, preliminary operating results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: November 17, 2003	By:	/s/ William M. DeArman

William M. DeArman, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of U S Liquids Inc., dated November 17, 2003.